TG Therapeutics

Jefferies Global Healthcare Conference

June 2018

Forward Looking Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as "anticipates", "expects", "plans", "believes", "intends", and similar words or phrases. Such statements involve risks and uncertainties that could cause TG Therapeutics' actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including the risks and uncertainties inherent in clinical trials, drug development, and commercialization. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and TG Therapeutics undertakes no obligation to update these statements, except as required by law.

Our Goal

To develop the best possible treatment for B-cell diseases

(Cancers: CLL, FL, MZL, DLBCL and Autoimmune: MS, RA, Lupus, etc.)

Ideally, developing curative combination regimens

(solutions development v. drug development)


TG Therapeutics
Ublituximab (TG-1101), Umbralisib (TGR-1202), BTK, BET, PD-L1 and GITR represent investigational products and/or targets. These products have not been approved by the FDA.
ADCC cytotoxic granules
BCR
CD19
ADCC cytotoxic granules
SYK
NKCell
CK1ε
PI3K delta
BTK
4E-BP1
CD20
PKC-β
AKT
CARD11
eIF4F
MALT1
TLR/IL-1
MYD88
IRAK1
BCL-10
mTOR
TRAF6
NF-κB
c-Myc
MYD88
TRAF6
IRAK1
Snail
Tumor-Specific T-Cell
BET
GITR
Malignant B-Cell
PD-L1
PD-1

Umbralisib (TGR-1202)	Ublituximab (TG-1101)
Next Generation PI3K delta inhibitor	Next Generation anti-CD20 monoclonal antibody
Overcomes 1st generation Toxicity	Glycoengineered for enhanced potency over 1st generation
Activity across NHL and CLL	Activity in Rituxan refractory patients
Once daily oral dosing vs. BID	Shorter infusions than all other anti-CD20s (1.5 v 3-4 hours)

For the Treatment of CLL

- There are ~115,000 Americans living with CLL and ~20,000 newly diagnosed each year
- UNITY-CLL trial conducted under Special Protocol Assessment (SPA)
- U2 expected to be the only novel doublet approved for BOTH newly-diagnosed and relapsed patients
- Possible accelerated approval based on ORR; Full approval based on PFS

UNITY-CLL

Enrollment Complete

Randomize

U2 | Gazyva + CHL

Total Enrollment	420
Target ORR Improvement	15%
Completed Enrollment	4Q17
Top-Line ORR	Summer18
Target NDA/BLA Filing	4Q18

Company's Assumptions
UNITY-CLL: ORR Endpoint

Targeting ~15% improvement in ORR

(minimum detectable difference of ~13%)

Comps	Gazyva+ CHL	Population	U2	Comps
CLL-11: Gazyva + Chl: ORR 78%	75-78%	Treatment Naïve	88-92%	**1202+G+Chl:** ORR100% **RESONATE 2:** IB ORR 82%
HELIOS: Benda Ritx: ORR 67%	55-60%	Relapsed/ Refractory	78-82%	**U/U2 ORR**: 80- 88% **GENUINE**: Ubli+Ib ORR: 81%
	67-71%	Blended ORR	84-88%	

Actual results may differ materially from those assumed by the Company and should not be relied upon for any purpose.

UNITY-CLL: PFS Endpoint

Integrated Analysis: Umbralisib & U2 (n=27)	Helios: Benda + Rituxan (n=183)	Umbralisib + Gazyva + CHL (n=15)	CLL-11: Gazvya + CHL (n=289)
Rel/Ref		Front Line	
24+ months*	13.3 months	~36+months**	26.7months

* Median PFS for Umbralisib Monotherapy: 24 Months; Median PFS not reached for Umbralisib + Ublituximab ('U2')

** Median PFS not reached with longest patient on 43+ months

GENUINE Phase 3 Trial

GENUINE
TG THERAPEUTICS
GLYCOENGINEERED UBLITUXIMAB + IBRUTINIB
PHASE 3 TRIAL IN HIGH-RISK CLL


RANDOMIZE
Ublituximab + Ibrutinib
Ibrutinib

Status:

- **Phase 3 Trial in Relapsed/Refractory High Risk CLL**
- Positive ORR Data Presented at ASCO 2017
- Potential Accelerated Approval Filing based on ORR (Primary Endpoint)
- Filing decision pending outcome of UNITY-CLL and KOL outreach
- Our goal is to put our best filing package in first (if possible)
  - Including, filing accelerated approval based on the GENUINE ORR data and/or UNITY-CLL ORR data or neither.

Umbralisib and U2 in Rel/Ref NHL

UNITY NHL

TG THERAPEUTICS

GLYCOENGINEERED UBLITUXIMAB + PI3K DELTA UMBRALISIB (TGR-1202)

PREVIOUSLY TREATED NHL PATIENTS

Includes three cohorts: FL, MZL and DLBCL

Umbralisib and U2 in Relapsed/Refractory Follicular Lymphoma (FL)

- Approximately 15,000 new cases per year with ~7,500 relapsed patients needing treatment per year
- 53% ORR for umbralisib single agent at higher doses in r/r FL in Phase 1 at higher doses *(Published in Lancet Oncology February 2018)*
- Defined path for accelerated approval based Copanlisib approval

UNITY-NHL Trial
FL Cohort

Currently Enrolling

Umbralisib (TGR-1202) Monotherapy

Target Enrollment	~100
Target ORR	45-55%
Complete Enrollment	Mid-18
Top-Line Data	1H19

Umbralisib and U2 in Relapsed/Refractory Marginal Zone Lymphoma (MZL)

- Approximately 7,500 new cases per year, with ~3,000 relapsed patients needing treatment each year
- Ibrutinib recently approved with 46% ORR
- Defined path for accelerated approval based on recent ibrutinib approval

UNITY-NHL Trial
MZL Cohort

Currently Enrolling

Umbralisib (TGR-1202) Monotherapy

Target Enrollment	~60
Target ORR	40-50%
Complete Enrollment	3Q18
Top-Line Data	1H19

Umbralisib and U2 in Relapsed/Refractory Diffuse Large B-cell Lymphoma (DLBCL)

- US annual incidence of ~20,000 new cases per year of which ~50-60% cured with front-line treatment
- For those not cured, ~20% will be eligible for, and obtain a cure from, transplant
- Nothing approved for the ~6,000 relapsed/refractory patients who are not eligible for transplant
- Possible accelerated approval

UNITY-NHL Trial DLBCL Cohort

Currently Enrolling

Ublituximab + Umbralisib + Benda

Target Enrollment	**~200**
Target ORR	40-50%
Completed Enrollment U2	1Q18
Complete Enrollment U+ Benda	6/30/18
Top-Line Data	1H19

Umbralisib and U2 in B-cell Cancers

U.S. Market Opportunity

(Company Estimates)

Current Regimen	Disease	Patients Needing Treatment/Year
U2	CLL	~20,000
Umbra	FL	~7,500
Umbra	MZL	~3,000
U2 + Benda	DLBCL	~6,000

CLL & NHL represents a multi-billion dollar opportunity for Umbralisib and U2

Newly In-Licensed BTK inhibitor (TG-1701)

- **TG-1701: orally available, covalently-bound BTK inhibitor**
  - **Phase 1 currently enrolling in China**
  - **TG sponsored Phase 1/2 trial to open 3Q18**

Ublituximab + Umbralisib + Ibrutinib

Best Percent Change from Baseline in Disease Burden



DLBCL
FL
MZL
CLL/SLL
MCL

Response Rate Observed with Triple Therapy

Type	Pts (n)	CR† (n)	PR (n)	ORR n (%)	SD (n)	PD (n)
CLL/SLL	19	6	13	19 (100%)	-	-
MZL	2	1	1	2 (100%)	-	-
MCL	4	2	2	4 (100%)	-	-
FL	5	1	3	4 (80%)	1	-
DLBCL	6	-	1	1 (17%)	-	5
Total	36	10	20	30 (83%)	1	5

†CLL: 4/6 CR's pending bone marrow confirmation

Nastoupil et al, ASCO 2017

Ublituximab in Multiple Sclerosis

- A new study by the Nat'l MS Society estimates that ~1,000,000 Americans are living with MS
- Recently approved anti-CD20 (ocrelizumab) with first year sales approaching $1B
- Will compete on price and convenience
- Phase 3 ULTIMATE Trials under Special Protocol Assessment



ULTIMATE I & II Phase 3 Clinical Trials
Currently Enrolling
Randomize
Ublituximab + Placebo
Placebo Infusion + Teriflunomide

Target Enrollment	**~850**
Updated Complete Enrollment Target	YE-18

Ublituximab Phase 2: Clinical Endpoints at Week 24

Endpoint	Ublituximab Phase 2 (N=48) (24 Weeks)	Ocrelizumab Phase 2 (N=55) (24 Weeks)	Opera I&II (96 Weeks)
Annualized Relapse Rate	0.05	0.13	0.156
% Relapse Free	98%	87%	80%

Inglese et al., Presented at AAN Annual Meeting April 2018
Kappos L et al. Lancet. 2011; 378:1779-1787
Hauser SL et al. NEJM. 2017; 376:221-234

T1-Gd MRI at Baseline and Week 24: Study Subject

Subject T1 Gd MRI at Baseline and Week 24



Baseline
Week 24

Inglese M et al., Presented at AAN Annual Meeting, April 2018

Corporate & Financial

Key Financial Statistics

Ticker:	**TGTX (NASDAQ)**
Price:	**$14.55 (close on June 6, 2018)**
Shares:	**~78M (fully-diluted)**
Cash:	**~$123.3M (pro forma as of 3/31/18)**
Runway:	**Through mid-2019**

TG Therapeutics

NASDAQ: TGTX